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Exhibit 99.1

ASSET PURCHASE AND SALE AGREEMENT

Between

SYNOPTEL CORPORATION, A DELAWARE CORPORATION,
Seller

And

SOLOMON ALLIANCE GROUP, INC, AN ARIZONA CORPORATION,
Buyer

Dated as of September 7, 2001

ASSET PURCHASE AND SALE AGREEMENT

    This ASSET PURCHASE AND SALE AGREEMENT (this "Agreement") dated as of September 7th, 2001, between Synoptel Corporation, a Delaware corporation (the "Seller"), and Solomon Alliance Group, Inc., an Arizona corporation (the "Buyer"). Capitalized terms used in this Agreement shall have the meanings ascribed thereto in this Agreement.

RECITALS

    WHEREAS, the Seller is engaged in the business of developing and marketing certain wireless telecommunications products, systems and services.

    WHEREAS, the Seller desires to sell to the Buyer and the Buyer desires to purchase from the Seller, all of the assets and property of Seller and those liabilities of Seller specified herein, on the terms and conditions contained in this Agreement.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1
PURCHASE AND SALE OF ASSETS; PRICE

    1.1  Purchase and Sale of Assets.  Seller shall sell, assign, and deliver to Buyer and Buyer shall purchase and accept, on the closing date, all the assets and properties owned by Seller or in which Seller has any right, title, or interest inchoate or otherwise, of every kind and description, wherever located, including all property tangible or intangible and real or personal, good will, processes, supplies, equipment, inventories, (including finished goods, work in progress and raw components), goods, chattels, contract rights, customer lists and lists of potential customers, employees, investors, vendors, trademarks, patents and provisional patents, business processes, research and development projects, designs, accounts receivable, bank accounts, cash, securities, claims, web sites, domain names, URL's and other intellectual property rights, the right to use the names Synoptel Corporation and Synoptel, Inc. or any similar name or names and all other names, trademarks, or copyrights used by Seller in connection with its business or products, all as more specifically described and set forth in Exhibit 1.1; which is attached and incorporated by reference (collectively, the "Transferred Assets") other than the Excluded Assets (as defined in section 1.2 hereof).

    1.2  Excluded Assets.  Notwithstanding any other provision of this Agreement, the Seller shall retain and shall not transfer to the Buyer any of the assets contained on Schedule 1.2 (the "Excluded Assets").

    1.3  Purchase Price.

      (a)  Purchase Price.  As the aggregate consideration for the Transferred Assets, Buyer shall issue to Seller the three purchase notes in the aggregate amount of $3,000,000. The Purchase Price shall be in addition to, and shall in no manner be reduced by, the amounts which the Buyer is obliged to pay, or by any debts which Buyer agrees to assume, in accordance with this Agreement.

      (b)  Assumption of Debts.  Except as set forth on Schedule 1.3(b) and with respect to any assumed lease or contract, Buyer shall have no liability or responsibility for any liability or obligation of Seller of any kind or nature, whether related to Seller or otherwise, and whether known or unknown.

      (c)  Payment.  At the Closing (as defined in Article 7 hereof), the Buyer shall deliver to the Seller the three purchase notes in the forms attached hereto as Exhibit 1.3(c).

    1.4  Allocation of Purchase Price.  The Purchase Price shall be allocated among the Transferred Assets as in accordance with Exhibit 1.1.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF SELLER

    The parties intend that the sale of the Transferred Assets shall be "where is, as is" and that the representations and warranties of the Seller shall be limited in accordance with such intent; the Seller therefore makes only the following limited representations and warranties:

    2.1  Organization and Good Standing.  The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

    2.2  Authorization, etc.  The Seller has the power and authority to enter into this Agreement, to perform its obligations hereunder, to transfer the Transferred Assets, and to carry out the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Seller, and this Agreement is the legal, valid, and binding obligation of the Seller enforceable according to its terms, except (a) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, general principles of equity, or similar laws now or hereafter in effect relating to creditors' rights and (b) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding may be brought.

    2.3  No Violation.  To the best of Seller's knowledge, none of the execution and delivery of this Agreement by Seller, the performance by Seller of its obligations hereunder or thereunder, or the consummation of the transactions contemplated hereby or thereby will (a) violate any provision of the charter documents of Seller, (b) violate, or be in conflict with, or permit the termination of, or constitute a default under or breach of, or cause the acceleration of the maturity of, any contract, debt, or other obligation of Seller, which violation, conflict, default, breach, termination or acceleration, either individually or in the aggregate with all other such violations, conflicts, defaults, breaches, terminations and accelerations, would have a material adverse effect on the business, assets or financial condition of Seller, (c) require the consent of any other party to, or result in the creation or imposition of any lien upon any property or assets of Seller under any agreement or commitment to which Seller is a party or by which Seller is bound, or (d) violate any statute or law or any judgment, decree, order, regulation, or rule of any court or governmental authority to which Seller is subject.

    2.4  Litigation.  Except as described on Schedule 2.4 attached, Seller has no knowledge of any action pending or threatened against Seller, or any properties or rights of Seller, that questions or challenges the validity of this Agreement, nor any action taken or to be taken by Seller pursuant hereto or thereto or in connection with the transactions contemplated hereby or thereby, and Seller does not know of any such action that may be asserted.

    2.5  No Liens.  Except as described on Schedule 2.5 attached, Seller has no knowledge of any perfected liens or perfected security interests encumbering any of the Transferred Assets.

    2.6  Brokers' Fees.  Neither this Agreement nor the consummation of the transactions contemplated hereby was induced by or procured through any person acting on behalf of, or representing, the Seller as a broker, finder, investment banker, financial advisor in any similar capacity. No broker or finder has acted directly or indirectly for the Seller in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder's fee or other commission in respect thereof based in any way on the actions or statements of, or the agreements, arrangements, or understandings made with Seller; and no person (other than the Buyer) currently has any right or option of any type to acquire, directly or indirectly, any interest in the Transferred Assets.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF BUYER

    The Buyer hereby represents and warrants to the Seller as follows:

    3.1  Organization and Good Standing.  The Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Arizona.

    3.2  Authorization, etc.  The Buyer has full power and authority to enter into this Agreement to perform its obligations hereunder, and to carry out the transactions contemplated hereby. The officers of the Buyer have taken, or will take before the Closing Date, all actions required by law or its charter document to authorize (a) the execution and delivery of this Agreement, and (b) the performance of its obligations hereunder. This Agreement has been duly executed and delivered by the Buyer and this Agreement is the legal, valid, and binding obligations of the Buyer enforceable according to its terms, except (a) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, general principles of equity, or similar laws now or hereafter in effect relating to creditors' rights and (b) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding may be brought.

    3.3  No Violation.  None of the execution and delivery of this Agreement by the Buyer, the performance by the Buyer of its obligations hereunder or thereunder, or the consummation of the transactions contemplated hereby or thereby will (a) violate any provision of the charter documents of the Buyer, (b) violate, or be in conflict with, or permit the termination of, or constitute a default under or breach of, or cause the acceleration of the maturity of, any contract, debt, or other obligation of the Buyer, which violation, conflict, default, breach, termination or acceleration, either individually or in the aggregate with all other such violations, conflicts, defaults, breaches, terminations and accelerations, would have a material adverse effect on the business, assets or financial condition of the Buyer, (c) except as set forth on Schedule 3.3, attached, require the consent of any other party to, or result in the creation or imposition of any lien upon any property or assets of the Buyer under any agreement or commitment to which the Buyer is party or by which the Buyer is bound, or (d) to the knowledge of the Executive officers of the Buyer, violate any statute or law or any judgment, decree, order, regulation, or rule of any court or governmental authority to which the Buyer is subject.

    3.4  Litigation.  There is no action pending or threatened against the Buyer, or any properties or rights of the Buyer, that questions or challenges the validity of this Agreement, nor any action taken or to be taken by the Buyer pursuant hereto or thereto or in connection with the transactions contemplated hereby or thereby, and the Buyer does not know of any such action that may be asserted.

    3.5  Brokers' Fees.  Except as set forth on Schedule 3.5, neither this Agreement nor the consummation of the transactions contemplated hereby was induced by or procured through any person acting on behalf of, or representing, the Buyer or any affiliate of the Buyer as a broker, finder, investment banker, financial advisor in any similar capacity; and no broker or finder has acted directly or indirectly for the Buyer or any affiliate of the Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder's fee or other commission in respect thereof based in any was on the actions or statements of, or the agreements, arrangements, or understandings made with Buyer or any affiliate of the Buyer.

    3.6  Accuracy of Information.  All information provided and/or supplied to the Seller, directly or indirectly, by the Buyer in accordance with and in compliance with the provisions of this Agreement or otherwise is accurate and complete and does not contain any untrue statements of a material fact or omit any material fact necessary to make the statements therein not misleading.

ARTICLE 5
CONDITIONS TO BUYER'S OBLIGATIONS

    The obligation of the Buyer under this Agreement to consummate the Closing on the Closing Date shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

    5.1  Representations and Warranties.  The representations and warranties of the Seller contained herein (including, without limitation, all exhibits hereto and thereto), and in all certificates and documents delivered by the Seller shall be true and accurate in all material respects as of the Closing Date, except for changes permitted or contemplated by this Agreement.

    5.2  Performance.  The Seller shall have performed and complied in all material respects with all agreements, obligations, and conditions required by this Agreement or the other Acquisition Documents to be performed or complied with by the Seller on or before the Closing Date.

    5.3  Documents Delivered.  The Buyer shall have received the Bill of Sale dated as of the Closing Date, substantially in the form of Exhibit 5.3(b), duly executed by the Seller.

ARTICLE 6
CONDITIONS TO SELLER'S OBLIGATIONS

    The obligation of the Seller under this Agreement to consummate the Closing on the Closing Date shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

    6.1  Representations and Warranties.  The representations and warranties of the Buyer contained herein (including, without limitation, all exhibits hereto and thereto), and in all certificates and documents delivered by the Buyer shall be true and accurate in all material respects as of the Closing Date, except for changes permitted or contemplated by this Agreement.

    6.2  Performance.  The Buyer shall have performed and complied in all material respects with all agreements, obligations, and conditions required by this Agreement to be performed or complied with by the Seller on or before the Closing Date.

    6.3  Documents Delivered.  The following documents have been or will be delivered in connection with the Closing:

      (a)  Corporate Documents of Buyer.  Prior to the Closing, Buyer shall deliver copies, reasonable satisfactory in form and substance to Seller and its counsel, of all such corporate documents of the Buyer as Seller and its counsel shall reasonably require, including, without limitation, a copy of the Buyer's Certificate of Incorporation.

      (b)  Purchase Notes.  On the Closing Date, Buyer shall deliver to Seller the executed purchase notes in the forms attached hereto as Exhibit 1.3(c).

ARTICLE 7
CLOSING; CLOSING DATE

    The closing (the "Closing") will be held at 10:00 a.m. at the offices of Kogan, Taubman & Neville, L.L.C., in NY, NY on September 7, 2001, or at such other time and place as the parties hereto may mutually agree upon in writing (the "Closing Date"), at which Closing the documents and instruments referred to in Articles 5 and 6 will be delivered by the parties.

ARTICLE 8
CERTAIN POST-CLOSING COVENANTS

    8.1  Transition.  Seller shall, after the Closing Date, provide reasonable cooperation with Buyer to insure an orderly transition of the Transferred Assets to Buyer and Seller shall use its commercially reasonable best efforts, without expense to Seller, to assist Buyer to obtain any required consents to any assignment. Buyer shall cause all Transferred Assets to be removed from any leasehold real property not acquired by Buyer within forty-five (45) days of Closing. If any Transferred Assets remain at any leasehold real property not acquired by Buyer, then Buyer shall pay rent to the prime tenant at the same rate as is provided in the applicable lease. Seller shall, at Buyer's sole cost and expense, coordinate and facilitate the delivery of the Transferred Assets to Buyer, provided, however, that Seller shall not be under any obligation to advance any funds on behalf of Buyer.

    8.2  Maintenance of Records.  Subsequent to the Closing Date, the Buyer shall, at the Seller's expense, permit the Seller, from time to time, to inspect and copy such books of account and other records relating to the Transferred Assets and to utilize the services of the Buyer's or the Seller's employees, all as may be necessary or convenient to enable the Seller to prepare and file tax returns. Until the sixth anniversary of the closing Date, the Buyer shall not, without the prior written consent of the Seller or its successors in interest, destroy or dispose of any records.

    8.3  Further Assurances.  Before and after the Closing Date, each party hereto shall execute and deliver such instruments and take such other actions as any other party may reasonably request for the purpose of carrying out the intent of this Agreement. Prior to Closing, each party hereto shall use its best efforts to cause the transactions contemplated by this Agreement to be consummated and, without limiting the generality of the foregoing, to obtain all consents and authorizations of government agencies and third parties and to make all filings with and give all notices to government agencies and third parties that may be necessary or reasonably required to effect the transactions contemplated by this Agreement. The Seller shall give prompt notice to the Buyer, after receipt thereof by the Seller, of (a) any notice of, or other communication relating to, any default or event that, with notice or lapse of time or both, would become a default under any indenture, instrument, or agreement material to the Seller, to which the Seller is a party or by which the Seller is bound, and (b) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement. Each party shall deliver to the other by the Closing Date appropriate evidence of the approval of its partners, board of managing directors, and board of directors, as the case may be, of this Agreement and the transactions contemplated hereby.

ARTICLE 9
INDEMNIFICATION

    9.1  Indemnification by Buyer.  The Buyer, its successors, and assigns shall indemnify and hold the Seller and its successors and assigns harmless in respect of any and all damages incurred by the Seller and its successors and assigns in connection with each and all of the following:

      (a) Any claim by any person or other entity for any broker's or finder's fee or similar fee charged for commission that arises from any action, statement, or commitment made by the Buyer or its agents or any affiliate of the Buyer.

      (b) Any breach or other failure to perform any covenant or agreement of the Buyer contained in this Agreement or in any of the promissory notes executed in connection herewith.

      (c) Any breach of any representations or warranty by the Buyer contained in this Agreement or any other instrument contemplated hereby or thereby. The representations and warranties of Buyer herein will survive the Closing for one year; provided however, that any claim for which written notice has been given under Sections 9.3 and 11.3 within one year of Closing will survive until resolved by settlement or adjudication.

    9.2  Indemnification by Seller.  The Seller, its successors, and assigns shall indemnify and hold the Buyer and its successors and assigns harmless in respect of any and all damages incurred by the Buyer and its successors and assigns in connection with each and all of the following:

      (a) Any claim by any person or other entity for any broker's or finder's fee or similar fee charged for commission that arises from any action, statement, or commitment made by the Seller or its agents or any affiliate of the Seller.

      (b) Any breach or other failure to perform any covenant, agreement, or obligation of the Seller contained in this Agreement or the Bill of Sale executed in connection herewith.

      (c) Any breach of any representations or warranty by the Seller contained in this Agreement or any other instrument contemplated hereby or thereby. The representations and warranties of Seller herein will survive the Closing for one year; provided however, that any claim for which written notice has been given under Section 9.3 and 11.3 within one year of Closing will survive until resolved by settlement or adjudication. Except that all representations or warranties concerning tax liabilities shall survive seven (7) years from the date of Closing.

    9.3  Notice and Defense of Claim.  Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the "Indemnified Party") shall provide written notice to the other party (the "Indemnifying Party") within sixty (60) days of becoming aware of the right to indemnification and, as expeditiously as possible thereafter, the facts constituting the basis for such claim. In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a person who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such claim or legal proceeding with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such action, with its counsel and at its own expense. If the Indemnifying Party does not assume the defense of any such claim or litigation resulting therefrom, the Indemnified Party may, but shall not be obligated to, defend against such claim or litigation in such manner as it may deem appropriate including, but not limited to, settling such claim or litigation, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any Damages resulting therefrom.

ARTICLE 10
TERMINATION

    10.1  Termination.  This Agreement may be terminated at any time before the Closing Date:

      (a) by mutual consent of the Buyer and the Seller;

      (b) by either the Buyer or the Seller if the Closing has not occurred on or before September 14, 2001, provided that this provision shall not be available to the party who fails or refuses to consummate the transactions contemplated herein or to take any other action referred to herein as necessary to consummate the transactions contemplated hereby in breach of such party's obligations contained herein, and

      (c) by either the Buyer or the Seller if there has been a material breach on the part of the other party in any material representation, warranty or covenant set forth in this Agreement.

    10.2  Effect of Termination.  In the event of termination of this Agreement as expressly permitted under Section 10.1, this Agreement shall forthwith become void and there shall be no liability on the part of either the Seller, the Buyer, or their respective officers, directors or affiliates; provided, however, that if such termination occurs pursuant to Section 10.1 (c) and resulted from the material misrepresentation or material breach by a party of the covenants of such party contained in this Agreement, such party shall be fully liable for any and all damages sustained or incurred as a result of such breach. In the event of termination hereunder before the Closing, each party shall return promptly to the other party all documents, work papers, and other material of the other party furnished or made available to such party or its representatives or agents and all copies thereof.

ARTICLE 11
MISCELLANEOUS

    11.1  Amendment and Modification; Waiver of Compliance.  Subject to law, this Agreement may be amended, modified, and supplemented only by written agreement signed by the Buyer and the Seller. Any failure by any party to this Agreement to comply with any obligation, covenant, agreement, or condition contained herein may be expressly waived in writing by the other party hereto, but such waiver or failure to insist upon strict compliance shall not operate as waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 11.1.

    11.2  Fees and Expenses.  Except as otherwise provided herein, each of the parties hereto will pay its own fees and expenses (including attorneys' and accountants' fees, legal costs, and expenses) incurred in connection with this Agreement and the consummation of the transactions contemplated hereby and thereby; provided however, that Buyer will reimburse Seller for its attorneys' fees and expenses incurred with respect to Seller's dealings with Buyer since December 1, 2000, but in no event more than twenty thousand dollars, such reimbursement to be made within 10 days of presentation of documentation.

    11.3  Notices.  All notices, requests, demands, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given if delivered by hand, overnight courier, telefax, or mailed certified or registered mail with postage prepaid as follows:

(a)	If to Buyer, to:	With a copy to:
	Solomon Alliance Group, Inc. P.O. Box 2904 Alpharetta, GA 30023 Attn: Thomas I. Weston, Jr. Tel: (770) 619-0116 Fax: (770) 619-0115	David T. Shaheen 12554 Sweet Leaf Terrace Fairfax, VA 22033 Tel: (703) 273-3450 Fax: (703) 278-2854
(b)	If to Seller, to:	With copies to:
	Krishna P. Pande, Ph.D. Synoptel Corporation 12200 Galesville Drive Gaithersburg, MD 20878 Fax: (301) 990-0959	Jai Gupta, Ph.D. Synoptel Corporation 1173 Dolley Madison Blvd McLean, VA Fax: (703) 356-9413
Vassilis G. Keramidas, Ph.D. 8 Conklin Lane Warren, NJ 07059 Fax: (732) 560-9371
William R. Chambers, Esq. Piper Marbury Rudnick & Wolfe, LLP 1850 Centennial Park Drive Reston, Virginia 20190 Fax: (703) 390-5299

    11.4  Assignment.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interest, or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party.

    11.5  Governing Law.  This Agreement will be governed as to validity, interpretation, construction, effect and all other respects by internal laws of the State of Delaware. The Buyer and Seller agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively before the American Arbitration Association for arbitration at its offices in Fairfax County, Virginia. The arbitrators shall render a written opinion. Any award the arbitrators make shall be final and binding on both parties, and judgment on it may be entered in any court having jurisdiction. The arbitrators are authorized to award attorneys' fees and expenses to the prevailing party in any such arbitration.

    11.6  Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    11.7  Headings.  The headings contained in this Agreement are inserted for convenience only and shall not constitute a part hereof.

    11.9  Entire Agreement.  This Agreement, including the appendices and exhibits hereto and other documents referred to herein which form a part hereof, embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and supersede all prior agreements and understandings between the parties with respect to such subject matter, including, by way of illustration and not by limitation, any term sheet or letter of intent agreed to by the parties hereto prior to the date hereof. There are no restrictions, promises, warranties, covenants, or undertakings other than those expressly set forth or referred to herein.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above stated.

BUYER:
SOLOMON ALLIANCE GROUP, INC.
/s/ THOMAS I. WESTON, JR.
By:	Thomas I. Weston, Jr.
Title:	President and CEO
SELLER:
SYNOPTEL CORPORATION, a Delaware corporation
By:	/s/ KRISHNA P. PANDE
Name:	Krishna P. Pande, Ph.D
Title:	President & CEO
By:	/s/ JAI GUPTA
Name:	Jai Gupta, Ph.D
Title:	Director

Exhibit 1.1

1)	Capital Equipment	$692,000
2)	Inventory and Consumable Materials	272,000
3)	Patents, Trademarks, etc.	886,000
4)	Design and Assembly Drawings	150,000
5)	Good Will	1,000,000

	Total	$3,000,000

EXHIBIT 1.1
SCHEDULE OF CAPITAL EQUIPMENT

Capital Equipment	Model Number	Serial Number	Value
Analyzer Station 8510C	85107A	3040A00530	$68,000
APC Noise Source	NC346	K178	1,350
Caliper	505-626-50	7136257	200
Caliper	CD-6"BS 500-136	0149333	200
Digital Multimeter	79-3	71710157	110
Digital Multimeter	3478A	2619A35337	110
Digital Multimeter	79	64760292	110
Digital Multimeter	79-3	71710158	110
Digital Multimeter	79	64760290	110
Digital Multimeter	FLK-87-3	70270490	250
Hot Plate & IEEE-488 Interface	XTREME 200 Ser.96	98121001	4,200
Noise Figure Meter	8970B	2815U00626	15,600
Noise Figure Test Set	8971C	2645A00101	8,300
Noise Source	NC5228	K177	1,300
Oscilloscope	TDS620B	B030461	5,100
Oscilloscope	2232	B018290	3,000
Power Meter	8542C	1830722	2,375
Power Sensor	80314A	1832197	1,500
Power Sensor	80314A	1832199	1,500
Power Supply	6274B	2713A10160	1,200
Power Supply	1635	161-09545	1,200
Power Supply	1635	161-09534	1,200
Power Supply	1635	161-09528	1,200
Power Supply	1635	161-09544	1,200
Power Supply	1635	161-09065	1,200
Power Supply	1630	146-12226	1,200
Power Supply	E3631A	KR80911453	650
Power Supply	E3631A	KR81412089	650
Power Supply Converter	80C-400	22770	1,200
Pulse Generator	8116A	2334A01137	350
Solder Station	WTCPT	0498-71598	210
Solder Station	EC2002M	0296	210
Solder Station	EC2002	D00018107	210
Solder Station	EC2002M	0698	210
Spectrum Analyzer	8564E	3821A01290	33,200
Spectrum Analyzer	8560A	2925A00207	15,000
Synthesized Sweeper Generator	83640A	3213A0551	30,900
Torquing Kit	01-105A K&V Conn.	5EW025074	200
Power Supply Converter	80C-400	22700	1,200
West Bond	747677B	15190	18,500
Lehman/Bausch & Lomb	032043-0150	N/A	1,210
Lehman/Bausch & Lomb	Stereo Zoom	N/A	575
Dell (Computer)	XPS R400	GMFZ9	1,600
Dorado	Various Parts		3,100
March	PX-250	6101	25,100
Hewlett Packard	HP82350A (PCI card)	N/A	1,300

Workplace	6 Benches	N/A	3,600
Ansoft	S2A Layout Software	Software	5,500
Ansoft	Maxwell SI Strata	Software	11,700
Ansoft	HFFS (3D Full Em Sim	Software	25,500
Ansoft	Serenade Ver. 7.5	Software	56,600
LR Environmental (Used Die Bonder)	West Bond		900
OrCAD	Layout Engineers	Software	2,600
Storm	RF Cables		3,400
Power Meters	HPE4418A		1,900
Power Heads	HP8487A		1,800
Curing oven	5015-50	618555	130
Regulators (2 stage)			380
Computers (Qty=9)			17,100
Laptop			2,050
Printers (QTY=2)			830
Spectrum Analyzer	3086	J300191	50,000
TV-Test Receiver EFA DVB-C	EFA 2067.3004.23	829416/003	18,400
TV-Test Transmitter SFQ DVB-C&S	SFQ 2072.5501.10	832888/002	36,400
Solo Freezer	C85-5	9899410	2,590
Palomare Technologies	2470-V Auto Wedge	S4479066622	134,300
Cabinet & Hardware		N/A	560
Soldering Station	Microcon 601A	2634	675
Soldering Station	Controller	113	675
Safety Cabinet		N/A	550
Soldering Stations (Qty=2)	Microcon 601A	002676, 002689	1,790
Modems	Integrity	N/A	8,950
Tenny	Tenny Jr	878375J177	2,100
Power Meter 8542C	Giga-Tronics	1830723	7,000
Compaq Deskpro's (Qty=3)	Computers		4,650
2 Bookshelves			120
2 Compartment Parts Bin			70
2 Kit Shelves (Qty 2)			70
Chairs (Qty 8)			360
Coaxial Cable Holder			25
Component Storage			20
Computer IPAQ			1,400
Currant Voltage Dual Tracking System	3030		900
Filing Cabinet (4 drawer)			200
Function Sweep Generator	422		430
Gas Cylinder Trolley			35
Gas Flow Meters	9-580		190
Gas Flow Meters (Qty 2)	425-125		380
Gas Pressure Gauge	BO7 202ALKA		190
Hand held Digital Temp Meters with Accessories	HH501AK		130
Hand held Digital Temp. Meters	HH501BE		130
Hot Plate	HPA 1915B		90
Hot Plate & IEEE-488 Interfac	Xtreme 200 Ser 96		130
KN Thermometer	5L		40

Manual Probe Station	260	75
Manual Probe Station with Scope	260	130
Micro Flow Filtered	Hemco	400
Microscopes with LightsÂ Qty=4	0.7-3.ox w/10+ eyepieces	1,000
Noise Source	NC346C	150
Noise Source		150
Parts Bin (4 Qty)		140
Power Cord	85133F	25
Power Meter	EPM441A	250
Power Sensor	80324A	1,400
Power Sensor	8485A	1,400
Power Sensor	80324A	1,400
Power Sensor	80324A	1,400
Power Sensor	80314A	1,400
Power Sensor	8487A	1,400
Power Sensor	8486A	1,400
Power Sensor	8485A	1,400
Power Sensor (3 units)	80324A	4,200
Power Supply	MPS 300	1,400
Power Supply	MPS-300	1,400
Pump	DOA-P104-AA	140
Pump Vacuum	DOA-P184-AA	140
Reference Calibration Kit		300
Screw Holder & Parts		100
Soldering Bench (6 Qty)		2,100
Table Lamps (Qty 4)		180
Temperature Chamber	Temp. Jr. Beach Top	900
Thermo Couple Probe & Sensor Kit		130
Type (E) Thermometer Probe	HH501BE	40
Type (E) Thermometer Probe	HH 501AK	40
Vacuum Oven	5831	1,500
Vacuum Pump	Pascal Series "C2"	210
Vacuum Pump	CF 29 PR 60/41	210
Vacuum Pumps Qty=2	DOA-PI84-AA	420
Wo on Monitor	724	40
Xtreme Integra Series Hot Plate	X20011/11RS232	90

Total Capital Equipment		$692,000

EXHIBIT 1.1
SCHEDULE OF MATERIALS

Inventory and Consumable Materials	$272,000

EXHIBIT 1.1
SCHEDULE OF PATENTS &
OTHER INTELLECTUAL PROPERTY

1. Patents	$886,000
1. "Complete Outdoor Radio Unit for LMDS".
Docket No. 19215.00. Regular Patent Filed on November 29, 2000 filing accepted by Patent office for final review. This patent covers highlights of following provisional patents, no. 2 to 7.
2."Effective Channelization of heat in dc/dc converters".
Filed on 02/02/00
Application No. 60/179,731
3. "Low cost horn/waveguide assembly design".
Filed on 02/01/00
Appl. No. 60/179,410
4. "Low cost waveguide filter".
Filed on 02/01/00
Appl. No.60/179,406
5. "Flex Circuits for mm-wave applications"
Filed 02/01/00
Appl. No. 60/179,405
6. "A 28 GHZ edge coupled bandpass filter with a high rejection at 26.5 GHz"
Filed 02/01/00
Appl. NO. 60/179,407
7. "Low cost high performance fixed frequency synthesizer".
Filed 02/01/00
Appl. No. 60/179/408

Patents disclosures number 2 to 7 above are provisional filings and expired after one year from the date of filing.

2. Other Intellectual Property	$150,000

Design and Assembly Drawings
Intellectual Property

Item	Serial Number
Shield Stepped Part B	SYN WCDOO-018 Rev01
Shield Stepped Part A	SYN WCDOOO-017 Rev 01
Shield Stepped	SYN WCD 000-016
Module Control Boagu Layout	S011
Control Board	S010
Control Board	S009
Heat Sink Casting—DES1	S008
Heat Sink Exterior—DES2	S007
Heat Sink Extended DES 1	S006
Shield Stepped	S005
Filter Stepped Design	S004A
Transceiver Design	S004
Control and IF/LO PCB Layout Design	S003
Control / PS—PC B	S002 Rev02
OMT Design	S001
Carrier Assembly	SYN WC.D99-029 Rev 02
DEMO 29GHz CPE Product Tree	SYN WCD00-004 Rev 03
Filter AUS 1C	SYN WCD00-015 Rev 01
Filter AUS 2B	SYN WCD00-014 Rev 01
Filter AUS 2A	SYN WCD00-013 Rev 01
Filter AUS 1B	SYN WCD00-012 Rev 01
Filter AUS 1A	SYN WCD00-011 Rev 01
Antenna Dish—MOD	SYN WCD00-010 Rev 01
DRO Support B	SYN WCD00-009 Rev 01
Antenna With OMT-ICD	SYN WCD 00-008 Rev 01
IF/LO PCB	SYN WCD00-007-Rev 01
DRO Support	SYN WCD00-006 Rev 01
DRO Mounting Plate	SYN WCD 00-005 Rev 01
Demo 29 GHz CPE Product Tree	SYN WCD 00-00 Rev 03
Nut Plate	SYN WCD 00-003 Rev 01
Wave Guide Adapter	SYN WCD 00-002 Rev 01
Tele Adapter	SYN WCD 00-00 Rev 01
Antenna with Housing	SYN WCS 99-03 Rev 02
Nut Plate	SYN WCD00-003 Rev 01
DRO Mounting Plate	SYNWCD00-005 Rev 01

Schedule 1.2

Excluded Assets

None.

Schedule 1.3(b)

Assumption of Debts

None.

Exhibit 1.3(c)

PROMISSORY NOTE

$37,000.00	Alpharetta, Georgia September 7, 2001

    FOR VALUE RECEIVED, Solomon Alliance Group, Inc, an Arizona corporation having a principal office at Suite 300, 3025 Windward Plaza, Alpharetta, GA 3005, Attention: Thomas I. Weston, Jr., hereinafter referred to as "Maker", does hereby promise to pay to the order of Synoptel Corporation, a Delaware corporation, (referred to herein as "Payee", which terms shall also include any subsequent holder of this Note) having a mailing address of 3750 Centerview Drive, Chantilly, Virginia 20151, the principal sum of Thirty-Seven Thousand and 00/100 Dollars ($37,000.00), together with interest until paid, as set forth in this Note.

    1.  Interest Rate.  Interest shall accrue on the outstanding unpaid principal balance of this Note at a simple interest rate of eight percent per annum, commencing as of the date of this Note and continuing until this Note is paid, in full.

    2.  Payments.  Unless sooner paid in full, commencing twelve months after the date of this Note, Maker shall make 24 equal monthly payments of principal and interest in such amount as is required to fully pay all principal and accrued interest due under this Note. Interest accrued as of the date of commencement of the payment period under this Section 2 will be added principal for purposes of determining the installment payments. If any such payment falls due on a Saturday, Sunday or legal holiday, such payment shall be due and shall be made on the next business day.

    3.  Manner of Payment.  All payments shall be made in U.S. dollars in immediately available funds without set-off or counterclaim or deduction of any kind on the due dates of such payments. Payments shall be made to the address set forth herein for notices to Payee. Any payments by check shall be accepted subject to collection in immediately available funds. Payments shall be applied first to Collection Costs (herein defined), second to accrued interest, and third to principal of this Note.

    4.  Prepayment.  Maker shall be privileged to prepay this Note in whole or in part at any time without premium. All partial prepayments shall be applied in inverse order of maturity.

    5.  Collection Costs.  Maker shall pay all costs and expenses of enforcing this Note, including without limitation any and all costs and expenses of collecting the principal, interest, and late charges due under this Note and any other costs and expenses incurred by Payee after the occurrence of any Event of Default shall have been declared, including, without limitation, any and all such costs and expenses incurred by Payee in or relating to any bankruptcy or insolvency proceedings (all thereof referred to herein as "Collection Costs"). Collection Costs include, without limitation, all of Payee's reasonable attorney's fees, paralegal fees and litigation expenses of any kind, incurred in the enforcement and collection of this Note. Maker will pay a late charge of five percent of any amount that is not paid within fourteen (14) days of its due date.

    6.  Default; Acceleration.  The occurrence of any of the following events shall be an "Event of Default": (a) failure of Maker to make any payment of principal or interest under this Note when due; (b) failure of Maker to make any payment of late charges, expenses, or fees under this Note within fourteen (14) days after the Payee's written demand for such payments; (c) Maker shall default in the payment of any other obligation or indebtedness of Maker to Payee, or default under any Security Agreement executed by Maker to secure payment of this Note; (d) the filing of any petition under the United States Bankruptcy Code or any similar federal or state statute by or against either of the Maker; (e) commencement of any proceeding under any federal or state statute or rule providing for the relief of debtors, composition of creditors, arrangement, reorganization, receivership, liquidation or any similar event by or against either of the Maker; or (f) the "Change of Control" of Maker. Upon the occurrence of an Event of Default, the unpaid principal with interest and all other sums evidenced by this Note shall, at the option of Payee and in Payee's discretion, become immediately due and payable. "Change of Control Event" shall mean, and be deemed to have occurred upon: (i) a sale or transfer of substantially all of the assets of the Maker in any transaction or series of related transactions (other than sales in the ordinary course of business); (ii) any merger, consolidation or reorganization to which the Maker is a party, except for a merger, consolidation or reorganization in which the Maker is the surviving corporation and, after giving effect to such merger, consolidation or reorganization, the holders of the Maker's outstanding Common Stock (on a fully-diluted basis) immediately prior to the merger, consolidation or reorganization will own, immediately following the merger, consolidation or reorganization, capital stock holding a majority of the voting power of the Maker; (iii) any sale or series of sales of shares of the capital stock of the Maker by the holders thereof which results in any person or group of affiliated persons (other than the owners of the Maker's capital stock as of the closing of the transactions contemplated by this subsection (iii)) owning capital stock holding a majority of the voting power of the Maker.

    7.  Notices.  Any notice required or permitted by or in connection with this Note shall be in writing and shall be made by confirmed telecopy, or by signature confirmed hand delivery or by overnight delivery service, or by certified mail, return receipt requested, postage prepaid, addressed to the parties at the appropriate address set forth on the first page of this Note or to such other address as may be hereafter specified by written notice by the parties to each other. Notice shall be considered given as of the earlier of the date of actual receipt, or the date of Maker's receipt of the telecopy or hand delivery, or one (1) business day after delivery to an overnight delivery service, or three (3) business days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish that notice was given as provided herein.

    8.  Certain Waivers.  As to this Note, Maker waives all applicable exemption rights, whether under any state constitution, homestead laws or otherwise, and also waives valuation and appraisement, presentment, notice of dishonor, and protest, notice of demand and nonpayment of this Note, and notice of acceleration and expressly agree that the maturity of this Note, or any payment under this Note, may be extended from time to time without in any way affecting the liability of Maker. If Payee transfers this Note to another holder, other than a director of Payee, who takes this Note for value and without actual knowledge of a claim or defense of Maker against any prior holder of this Note, such transferee shall not be subject to any claims, set-offs or defenses that Maker may have against any holder of this Note prior to such transfer, and such transferee shall have all of the rights of a holder in due course against Maker even if, absent this provision, such transferee would not qualify as a holder in due course under applicable law.

    9.  Preservation of Payee Rights.  No failure on the part of Payee to exercise any right or remedy hereunder, whether before or after the happening of an Event of Default shall constitute a waiver thereof, and no waiver of any past Event of Default shall constitute waiver of any future default or of any other Event of Default. No failure to accelerate the indebtedness evidenced hereby by reason of any Event of Default hereunder, or acceptance of a past due payment, or indulgence granted from time to time, shall be construed to be a waiver of the right to insist upon prompt payment thereafter or to impose late charges retroactively or prospectively, or shall be deemed to be a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right or acceleration or any other right, or be construed so as to preclude the exercise of any right that Payee may have, whether by the laws of the Commonwealth of Virginia, by agreement, or otherwise; and Maker hereby expressly waives the benefit of any statute or rule of law or equity that would produce a result contrary to or in conflict with the foregoing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

    10.  Law.  This Note shall be governed by the laws of the Commonwealth of Virginia (excluding Virginia conflicts of laws rules).

    11.  Jurisdiction; Venue.  Maker hereby irrevocably consents to the non-exclusive personal jurisdiction of the courts of the Commonwealth of Virginia and, if a basis for federal jurisdiction exists, the non-exclusive jurisdiction of the United States District Court for the Eastern District of Virginia. Maker agrees that venue shall be proper in the Circuit Court of Fairfax County, Virginia or, if a basis for federal jurisdiction exists, in the United States District Court for the Eastern District of Virginia. Maker waives any right to object to the maintenance of any suit or claim in any of the state or federal courts of the Commonwealth of Virginia on the basis of improper venue or of inconvenience of forum. Any suit or claim brought by Maker against Payee that is based, in whole or in part, directly or indirectly, on this Note or any matters relating to this Note, shall be brought in a court only in the Commonwealth of Virginia. Maker shall not file any counterclaim against Payee in any suit or claim brought by Payee against Maker in a jurisdiction outside of the Commonwealth of Virginia unless under the rules of the court in which Payee brought such suit or claim the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the claim or suit instituted by Payee against Maker. Maker agrees that any forum outside the Commonwealth of Virginia is an inconvenient forum and that a suit brought by Maker against Payee in any court outside the Commonwealth of Virginia should be dismissed or transferred to a court located in the Commonwealth of Virginia.

    12.  Severability.  In case any provision (or any part of any provision) contained in this Note shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note, but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein but only to the extent such provision (or part thereof) is invalid, illegal, or unenforceable.

    13.  Assignment.  This Note and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Note nor any of the rights, interest, or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party; provided however, that this Note may be assigned by Payee to Dr. Vassilis G. Keramidas without the necessity of Maker's consent.

    14.  WAIVER OF JURY TRIAL.  MAKER WAIVES ALL RIGHTS TO TRIAL BY JURY OF ANY CLAIMS OF ANY KIND ARISING UNDER OR RELATING IN ANY WAY TO THIS NOTE. MAKER ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND REPRESENTS THAT THIS WAIVER IS MADE KNOWINGLY AND VOLUNTARILY AFTER CONSULTATION WITH COUNSEL OF MAKER'S CHOICE. MAKER AGREES THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION WITHOUT A JURY.

    IN WITNESS WHEREOF, and intending to be legally bound hereby, Maker executes this Note under seal as of the date first written above.

MAKER:
SOLOMON ALLIANCE GROUP, INC.
By:	/s/ THOMAS I. WESTON, JR. Thomas I. Weston, Jr. President and Chief Executive Officer

PROMISSORY NOTE

$254,000.00	Alpharetta, Georgia September 7, 2001

    FOR VALUE RECEIVED, Solomon Alliance Group, Inc, an Arizona corporation having a principal office at Suite 300, 3025 Windward Plaza, Alpharetta, GA 3005, Attention: Thomas I. Weston, Jr., hereinafter referred to as "Maker", does hereby promise to pay to the order of Synoptel Corporation, a Delaware corporation, (referred to herein as "Payee", which terms shall also include any subsequent holder of this Note) having a mailing address of 3750 Centerview Drive, Chantilly, Virginia 20151, the principal sum of Two Hundred Fifty-Four Thousand and 00/100 Dollars ($254,000.00), together with interest until paid, as set forth in this Note.

    1.  Interest Rate.  Interest shall accrue on the outstanding unpaid principal balance of this Note at a simple interest rate of eight percent per annum, commencing as of the date of this Note and continuing until this Note is paid, in full.

    2.  Payments.  Unless sooner paid in full, commencing twelve months after the date of this Note, Maker shall make 24 equal monthly payments of principal and interest in such amount as is required to fully pay all principal and accrued interest due under this Note. Interest accrued as of the date of commencement of the payment period under this Section 2 will be added principal for purposes of determining the installment payments. If any such payment falls due on a Saturday, Sunday or legal holiday, such payment shall be due and shall be made on the next business day.

    3.  Manner of Payment.  All payments shall be made in U.S. dollars in immediately available funds without set-off or counterclaim or deduction of any kind on the due dates of such payments. Payments shall be made to the address set forth herein for notices to Payee. Any payments by check shall be accepted subject to collection in immediately available funds. Payments shall be applied first to Collection Costs (herein defined), second to accrued interest, and third to principal of this Note.

    4.  Prepayment.  Maker shall be privileged to prepay this Note in whole or in part at any time without premium. All partial prepayments shall be applied in inverse order of maturity.

    5.  Collection Costs.  Maker shall pay all costs and expenses of enforcing this Note, including without limitation any and all costs and expenses of collecting the principal, interest, and late charges due under this Note and any other costs and expenses incurred by Payee after the occurrence of any Event of Default shall have been declared, including, without limitation, any and all such costs and expenses incurred by Payee in or relating to any bankruptcy or insolvency proceedings (all thereof referred to herein as "Collection Costs"). Collection Costs include, without limitation, all of Payee's reasonable attorney's fees, paralegal fees and litigation expenses of any kind, incurred in the enforcement and collection of this Note. Maker will pay a late charge of five percent of any amount that is not paid within fourteen (14) days of its due date.

    6.  Default; Acceleration.  The occurrence of any of the following events shall be an "Event of Default": (a) failure of Maker to make any payment of principal or interest under this Note when due; (b) failure of Maker to make any payment of late charges, expenses, or fees under this Note within fourteen (14) days after the Payee's written demand for such payments; (c) Maker shall default in the payment of any other obligation or indebtedness of Maker to Payee, or default under any Security Agreement executed by Maker to secure payment of this Note; (d) the filing of any petition under the United States Bankruptcy Code or any similar federal or state statute by or against either of the Maker; (e) commencement of any proceeding under any federal or state statute or rule providing for the relief of debtors, composition of creditors, arrangement, reorganization, receivership, liquidation or any similar event by or against either of the Maker; or (f) the "Change of Control" of Maker. Upon the occurrence of an Event of Default, the unpaid principal with interest and all other sums evidenced by this Note shall, at the option of Payee and in Payee's discretion, become immediately due and payable. "Change of Control Event" shall mean, and be deemed to have occurred upon: (i) a sale or transfer of substantially all of the assets of the Maker in any transaction or series of related transactions (other than sales in the ordinary course of business); (ii) any merger, consolidation or reorganization to which the Maker is a party, except for a merger, consolidation or reorganization in which the Maker is the surviving corporation and, after giving effect to such merger, consolidation or reorganization, the holders of the Maker's outstanding Common Stock (on a fully-diluted basis) immediately prior to the merger, consolidation or reorganization will own, immediately following the merger, consolidation or reorganization, capital stock holding a majority of the voting power of the Maker; (iii) any sale or series of sales of shares of the capital stock of the Maker by the holders thereof which results in any person or group of affiliated persons (other than the owners of the Maker's capital stock as of the closing of the transactions contemplated by this subsection (iii)) owning capital stock holding a majority of the voting power of the Maker.

    7.  Notices.  Any notice required or permitted by or in connection with this Note shall be in writing and shall be made by confirmed telecopy, or by signature confirmed hand delivery or by overnight delivery service, or by certified mail, return receipt requested, postage prepaid, addressed to the parties at the appropriate address set forth on the first page of this Note or to such other address as may be hereafter specified by written notice by the parties to each other. Notice shall be considered given as of the earlier of the date of actual receipt, or the date of Maker's receipt of the telecopy or hand delivery, or one (1) business day after delivery to an overnight delivery service, or three (3) business days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish that notice was given as provided herein.

    8.  Certain Waivers.  As to this Note, Maker waives all applicable exemption rights, whether under any state constitution, homestead laws or otherwise, and also waives valuation and appraisement, presentment, notice of dishonor, and protest, notice of demand and nonpayment of this Note, and notice of acceleration and expressly agree that the maturity of this Note, or any payment under this Note, may be extended from time to time without in any way affecting the liability of Maker. If Payee transfers this Note to another holder, other than a director of Payee, who takes this Note for value and without actual knowledge of a claim or defense of Maker against any prior holder of this Note, such transferee shall not be subject to any claims, set-offs or defenses that Maker may have against any holder of this Note prior to such transfer, and such transferee shall have all of the rights of a holder in due course against Maker even if, absent this provision, such transferee would not qualify as a holder in due course under applicable law.

    9.  Preservation of Payee Rights.  No failure on the part of Payee to exercise any right or remedy hereunder, whether before or after the happening of an Event of Default shall constitute a waiver thereof, and no waiver of any past Event of Default shall constitute waiver of any future default or of any other Event of Default. No failure to accelerate the indebtedness evidenced hereby by reason of any Event of Default hereunder, or acceptance of a past due payment, or indulgence granted from time to time, shall be construed to be a waiver of the right to insist upon prompt payment thereafter or to impose late charges retroactively or prospectively, or shall be deemed to be a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right or acceleration or any other right, or be construed so as to preclude the exercise of any right that Payee may have, whether by the laws of the Commonwealth of Virginia, by agreement, or otherwise; and Maker hereby expressly waives the benefit of any statute or rule of law or equity that would produce a result contrary to or in conflict with the foregoing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

    10.  Law.  This Note shall be governed by the laws of the Commonwealth of Virginia (excluding Virginia conflicts of laws rules).

    11.  Jurisdiction; Venue.  Maker hereby irrevocably consents to the non-exclusive personal jurisdiction of the courts of the Commonwealth of Virginia and, if a basis for federal jurisdiction exists, the non-exclusive jurisdiction of the United States District Court for the Eastern District of Virginia. Maker agrees that venue shall be proper in the Circuit Court of Fairfax County, Virginia or, if a basis for federal jurisdiction exists, in the United States District Court for the Eastern District of Virginia. Maker waives any right to object to the maintenance of any suit or claim in any of the state or federal courts of the Commonwealth of Virginia on the basis of improper venue or of inconvenience of forum. Any suit or claim brought by Maker against Payee that is based, in whole or in part, directly or indirectly, on this Note or any matters relating to this Note, shall be brought in a court only in the Commonwealth of Virginia. Maker shall not file any counterclaim against Payee in any suit or claim brought by Payee against Maker in a jurisdiction outside of the Commonwealth of Virginia unless under the rules of the court in which Payee brought such suit or claim the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the claim or suit instituted by Payee against Maker. Maker agrees that any forum outside the Commonwealth of Virginia is an inconvenient forum and that a suit brought by Maker against Payee in any court outside the Commonwealth of Virginia should be dismissed or transferred to a court located in the Commonwealth of Virginia.

    12.  Severability.  In case any provision (or any part of any provision) contained in this Note shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note, but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein but only to the extent such provision (or part thereof) is invalid, illegal, or unenforceable.

    13.  Assignment.  This Note and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Note nor any of the rights, interest, or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party; provided however, that this Note may be assigned by Payee to Dr. Krishna P. Pande without the necessity of Maker's consent.

    14.  WAIVER OF JURY TRIAL.  MAKER WAIVES ALL RIGHTS TO TRIAL BY JURY OF ANY CLAIMS OF ANY KIND ARISING UNDER OR RELATING IN ANY WAY TO THIS NOTE. MAKER ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND REPRESENTS THAT THIS WAIVER IS MADE KNOWINGLY AND VOLUNTARILY AFTER CONSULTATION WITH COUNSEL OF MAKER'S CHOICE. MAKER AGREES THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION WITHOUT A JURY.

    IN WITNESS WHEREOF, and intending to be legally bound hereby, Maker executes this Note under seal as of the date first written above.

MAKER:
SOLOMON ALLIANCE GROUP, INC.
By:	/s/ THOMAS I. WESTON, JR. Thomas I. Weston, Jr. President and Chief Executive Officer

PROMISSORY NOTE

$2,709,000.00	Alpharetta, Georgia September 7, 2001

    FOR VALUE RECEIVED, Solomon Alliance Group, Inc, an Arizona corporation having a principal office at Suite 300, 3025 Windward Plaza, Alpharetta, GA 3005, Attention: Thomas I. Weston, Jr., hereinafter referred to as "Maker", does hereby promise to pay to the order of Synoptel Corporation, a Delaware corporation, (referred to herein as "Payee", which terms shall also include any subsequent holder of this Note) having a mailing address of 3750 Centerview Drive, Chantilly, Virginia 20151, the principal sum of Two Million Seven Hundred Nine Thousand and 00/100 Dollars ($2,709,000.00), together with interest until paid, as set forth in this Note.

    1.  Interest Rate.  Interest shall accrue on the outstanding unpaid principal balance of this Note at a simple interest rate of eight percent per annum, commencing as of the date of this Note and continuing until this Note is paid, in full.

    2.  Payments.  Unless sooner paid in full, commencing twelve months after the date of this Note, Maker shall make 24 equal monthly payments of principal and interest in such amount as is required to fully pay all principal and accrued interest due under this Note. Interest accrued as of the date of commencement of the payment period under this Section 2 will be added principal for purposes of determining the installment payments. If any such payment falls due on a Saturday, Sunday or legal holiday, such payment shall be due and shall be made on the next business day.

    3.  Manner of Payment.  All payments shall be made in U.S. dollars in immediately available funds without set-off or counterclaim or deduction of any kind on the due dates of such payments. Payments shall be made to the address set forth herein for notices to Payee. Any payments by check shall be accepted subject to collection in immediately available funds. Payments shall be applied first to Collection Costs (herein defined), second to accrued interest, and third to principal of this Note.

    4.  Prepayment.  Maker shall be privileged to prepay this Note in whole or in part at any time without premium. All partial prepayments shall be applied in inverse order of maturity.

    5.  Collection Costs.  Maker shall pay all costs and expenses of enforcing this Note, including without limitation any and all costs and expenses of collecting the principal, interest, and late charges due under this Note and any other costs and expenses incurred by Payee after the occurrence of any Event of Default shall have been declared, including, without limitation, any and all such costs and expenses incurred by Payee in or relating to any bankruptcy or insolvency proceedings (all thereof referred to herein as "Collection Costs"). Collection Costs include, without limitation, all of Payee's reasonable attorney's fees, paralegal fees and litigation expenses of any kind, incurred in the enforcement and collection of this Note. Maker will pay a late charge of five percent of any amount that is not paid within fourteen (14) days of its due date.

    6.  Default; Acceleration.  The occurrence of any of the following events shall be an "Event of Default": (a) failure of Maker to make any payment of principal or interest under this Note when due; (b) failure of Maker to make any payment of late charges, expenses, or fees under this Note within fourteen (14) days after the Payee's written demand for such payments; (c) Maker shall default in the payment of any other obligation or indebtedness of Maker to Payee, or default under any Security Agreement executed by Maker to secure payment of this Note; (d) the filing of any petition under the United States Bankruptcy Code or any similar federal or state statute by or against either of the Maker; (e) commencement of any proceeding under any federal or state statute or rule providing for the relief of debtors, composition of creditors, arrangement, reorganization, receivership, liquidation or any similar event by or against either of the Maker; or (f) the "Change of Control" of Maker. Upon the occurrence of an Event of Default, the unpaid principal with interest and all other sums evidenced by this Note shall, at the option of Payee and in Payee's discretion, become immediately due and payable. "Change of Control Event" shall mean, and be deemed to have occurred upon: (i) a sale or transfer of substantially all of the assets of the Maker in any transaction or series of related transactions (other than sales in the ordinary course of business); (ii) any merger, consolidation or reorganization to which the Maker is a party, except for a merger, consolidation or reorganization in which the Maker is the surviving corporation and, after giving effect to such merger, consolidation or reorganization, the holders of the Maker's outstanding Common Stock (on a fully-diluted basis) immediately prior to the merger, consolidation or reorganization will own, immediately following the merger, consolidation or reorganization, capital stock holding a majority of the voting power of the Maker; (iii) any sale or series of sales of shares of the capital stock of the Maker by the holders thereof which results in any person or group of affiliated persons (other than the owners of the Maker's capital stock as of the closing of the transactions contemplated by this subsection (iii)) owning capital stock holding a majority of the voting power of the Maker.

    7.  Notices.  Any notice required or permitted by or in connection with this Note shall be in writing and shall be made by confirmed telecopy, or by signature confirmed hand delivery or by overnight delivery service, or by certified mail, return receipt requested, postage prepaid, addressed to the parties at the appropriate address set forth on the first page of this Note or to such other address as may be hereafter specified by written notice by the parties to each other. Notice shall be considered given as of the earlier of the date of actual receipt, or the date of Maker's receipt of the telecopy or hand delivery, or one (1) business day after delivery to an overnight delivery service, or three (3) business days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish that notice was given as provided herein.

    8.  Certain Waivers.  As to this Note, Maker waives all applicable exemption rights, whether under any state constitution, homestead laws or otherwise, and also waives valuation and appraisement, presentment, notice of dishonor, and protest, notice of demand and nonpayment of this Note, and notice of acceleration and expressly agree that the maturity of this Note, or any payment under this Note, may be extended from time to time without in any way affecting the liability of Maker. If Payee transfers this Note to another holder, other than a director of Payee, who takes this Note for value and without actual knowledge of a claim or defense of Maker against any prior holder of this Note, such transferee shall not be subject to any claims, set-offs or defenses that Maker may have against any holder of this Note prior to such transfer, and such transferee shall have all of the rights of a holder in due course against Maker even if, absent this provision, such transferee would not qualify as a holder in due course under applicable law.

    9.  Preservation of Payee Rights.  No failure on the part of Payee to exercise any right or remedy hereunder, whether before or after the happening of an Event of Default shall constitute a waiver thereof, and no waiver of any past Event of Default shall constitute waiver of any future default or of any other Event of Default. No failure to accelerate the indebtedness evidenced hereby by reason of any Event of Default hereunder, or acceptance of a past due payment, or indulgence granted from time to time, shall be construed to be a waiver of the right to insist upon prompt payment thereafter or to impose late charges retroactively or prospectively, or shall be deemed to be a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right or acceleration or any other right, or be construed so as to preclude the exercise of any right that Payee may have, whether by the laws of the Commonwealth of Virginia, by agreement, or otherwise; and Maker hereby expressly waives the benefit of any statute or rule of law or equity that would produce a result contrary to or in conflict with the foregoing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

    10.  Law.  This Note shall be governed by the laws of the Commonwealth of Virginia (excluding Virginia conflicts of laws rules).

    11.  Jurisdiction; Venue.  Maker hereby irrevocably consents to the non-exclusive personal jurisdiction of the courts of the Commonwealth of Virginia and, if a basis for federal jurisdiction exists, the non-exclusive jurisdiction of the United States District Court for the Eastern District of Virginia. Maker agrees that venue shall be proper in the Circuit Court of Fairfax County, Virginia or, if a basis for federal jurisdiction exists, in the United States District Court for the Eastern District of Virginia. Maker waives any right to object to the maintenance of any suit or claim in any of the state or federal courts of the Commonwealth of Virginia on the basis of improper venue or of inconvenience of forum. Any suit or claim brought by Maker against Payee that is based, in whole or in part, directly or indirectly, on this Note or any matters relating to this Note, shall be brought in a court only in the Commonwealth of Virginia. Maker shall not file any counterclaim against Payee in any suit or claim brought by Payee against Maker in a jurisdiction outside of the Commonwealth of Virginia unless under the rules of the court in which Payee brought such suit or claim the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the claim or suit instituted by Payee against Maker. Maker agrees that any forum outside the Commonwealth of Virginia is an inconvenient forum and that a suit brought by Maker against Payee in any court outside the Commonwealth of Virginia should be dismissed or transferred to a court located in the Commonwealth of Virginia.

    12.  Severability.  In case any provision (or any part of any provision) contained in this Note shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note, but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein but only to the extent such provision (or part thereof) is invalid, illegal, or unenforceable.

    13.  Assignment.  This Note and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Note nor any of the rights, interest, or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party; provided however, that this Note may be assigned by Payee to Dr. Jai N. Gupta without the necessity of Maker's consent.

    14.  WAIVER OF JURY TRIAL.  MAKER WAIVES ALL RIGHTS TO TRIAL BY JURY OF ANY CLAIMS OF ANY KIND ARISING UNDER OR RELATING IN ANY WAY TO THIS NOTE. MAKER ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND REPRESENTS THAT THIS WAIVER IS MADE KNOWINGLY AND VOLUNTARILY AFTER CONSULTATION WITH COUNSEL OF MAKER'S CHOICE. MAKER AGREES THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION WITHOUT A JURY.

    IN WITNESS WHEREOF, and intending to be legally bound hereby, Maker executes this Note under seal as of the date first written above.

MAKER:
SOLOMON ALLIANCE GROUP, INC.
By:	/s/ THOMAS I. WESTON, JR. Thomas I. Weston, Jr. President and Chief Executive Officer

Schedule 2.4

Litigation

None.

Schedule 2.5

Liens

None.

Schedule 3.5

Brokers' Fees

Buyer shall pay David Shaheen a finder's fee of $150,000 at Closing, in connection with his participation in the introduction of Solomon Alliance Group, Inc. and Synoptel Corporation.

Exhibit 5.3(b)

BILL OF SALE

    WHEREAS, pursuant to the Asset Purchase and Sale Agreement, dated September 7, 2001 (the "Purchase Agreement"), between Seller and Buyer, Seller agrees to sell, assign, transfer and deliver to Buyer, and Buyer agrees to purchase and accept, the "Transferred Assets" as referred to in the Purchase Agreement and which constitute all of the assets of Seller; and

    WHEREAS, Seller is executing and delivering this Bill of Sale to Buyer for the purpose of selling, assigning, transferring, delivering to, and vesting in, Buyer, the Transferred Assets.

    NOW, THEREFORE, in consideration of the premises and of the payment by Buyer of the purchase price and other good and valuable consideration, receipt of which is hereby acknowledged, Seller by these presents does sell, assign, transfer and deliver to, and vest in, Buyer, its successors and assigns forever, all of Seller's rights, title and interests, legal and equitable, in and to each and every one of the Transferred Assets, free and clear of any liens, claims, encumbrances or restrictions of any kind, including without limitation the Transferred Assets as listed on Exhibit 1.1 of the annexed Asset Purchase and Sale Agreement. Buyer may, at its sole discretion, exclude any or all of the property described in this paragraph or in Exhibit 1.1 from the Assets to be transferred pursuant to this Bill of Sale.

    TO HAVE AND TO HOLD all the Assets unto Buyer, its successors and assigns forever.

      Section 1.  Seller hereby constitutes and appoints Buyer, its successors and assigns the true and lawful attorney and attorneys of Seller with full power of substitution in their name and stead, but on behalf and for the benefit of Buyer, its successors and assigns, to demand and receive any and all of the assets, properties and rights assigned or to be assigned to Buyer pursuant to the Asset Purchase and Sale Agreement and to give receipts and releases for and in respect to the same or any part thereof, to endorse any claim or right of any kind in respect thereof and to do all acts and things in relation to the above-mentioned assets, properties and rights which Buyer, its successors or assigns may deem desirable, Seller hereby declaring that the foregoing powers are coupled with an interest and are not revocable and shall not be revoked by Seller for any reason whatsoever.

      Section 2.  Seller hereby authorizes Buyer, its successors and assigns to receive and open all mail, telegrams and other communications, and all express, or other packages, addressed to Seller, and to retain the same insofar as they relate to the Assets, but any such mail, telegrams, communications or express or other packages (or copies thereof) not relating primarily to the Assets shall be forwarded forthwith to Synoptel Corporation, C/O Krishna P. Pande, Ph.D., 12200 Galesville Drive, Gaithersburg, MD 20878. The foregoing shall constitute full authorization to the postal authorities, all telegraph and express companies, and all other persons to make delivery of such items to Buyer.

      Section 3.  Nothing in this Bill of sale, express or implied, is intended or shall be construed to confer upon or give to, any person, firm or corporation other than Buyer and Seller and their respective successors and assigns, any remedy or claim under or by reason of this Bill of Sale or any term, covenant or condition hereof, and all the terms, covenants and conditions, promises and agreements contained in this Bill of Sale shall be for the sole and exclusive benefit of Buyer and Seller and their respective successors and assigns.

      Section 4.  Seller for itself, its successors and assigns hereby covenants and agrees that, any time and from time to time forthwith upon the written request of Buyer, Seller will, at Buyer's expense, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered, all and every such further acts, deeds, assignments, transfers, conveyances, powers of attorney, and assurances as may be reasonably required by Buyer in order to sell, assign, transfer, and convey to, and vest in, Buyer, its successors and assigns, or to aid and assist Buyer in reducing to possession any or all of the Assets assigned or to be assigned to Buyer.

      Section 5.  This Bill of sale is executed by, and shall be binding upon, Seller, its successors and assigns, for the uses and purposes above set forth and referred to, as of the effective date thereof.

      Section 6.  Seller shall be bound by its covenants, representations and warranties contained in the Purchase Agreement as if recited in full herein.

    IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale as of the date first above written.

Seller:
SYNOPTEL CORPORATION, a Delaware corporation
By:	/s/ KRISHNA PANDE Krishna Pande, Ph.D. President & CEO
By:	/s/ JAI GUPTA Jai Gupta, Ph.D. Director

QuickLinks

ASSET PURCHASE AND SALE AGREEMENT
ARTICLE 1 PURCHASE AND SALE OF ASSETS; PRICE
ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF SELLER
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF BUYER
ARTICLE 5 CONDITIONS TO BUYER'S OBLIGATIONS
ARTICLE 6 CONDITIONS TO SELLER'S OBLIGATIONS
ARTICLE 7 CLOSING; CLOSING DATE
ARTICLE 8 CERTAIN POST-CLOSING COVENANTS
ARTICLE 9 INDEMNIFICATION
ARTICLE 10 TERMINATION
ARTICLE 11 MISCELLANEOUS
Exhibit 1.1
EXHIBIT 1.1 SCHEDULE OF CAPITAL EQUIPMENT
EXHIBIT 1.1 SCHEDULE OF MATERIALS
EXHIBIT 1.1 SCHEDULE OF PATENTS & OTHER INTELLECTUAL PROPERTY
Schedule 1.2 Excluded Assets
Schedule 1.3(b) Assumption of Debts
PROMISSORY NOTE
PROMISSORY NOTE
PROMISSORY NOTE
Schedule 2.4 Litigation
Schedule 2.5 Liens
Schedule 3.5 Brokers' Fees
BILL OF SALE